UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 31, 2002

                                  AZUREL, LTD.
             (Exact name of registrant as specified in its charter)

  Delaware                            0-22809                    13-3842844
(State or other jurisdiction of  (Commission File              I.R.S. Employer
incorporation or organization)        Number)                Identification No.)


                 23-F Commerce Road, Fairfield, New Jersey 07004
               (Address of Principal Executive Offices) (Zip Code)

   Registrant's telephone number, including area code: (973) 575-9500
                                                       --------------

ITEM 5.  OTHER EVENTS

(a) The press release dated July 26, 2002 describing the extension of the Expiration Date of the Company's public and public equivalent common stock purchase warrants is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED   (None)

(b)      PRO FORMA FINANCIAL INFORMATION    (None)

(c)      EXHIBITS

          4.1     Notice of Extension of Warrant Expiration Date
         99.1     Press Release dated July 26, 2002

                  SIGNATURES

Pursuant to the requirements of the Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Azurel, Ltd.
------------
(Registrant)

                           BY:
Date: July 31, 2002        /s/ Edward Adamcik
                           Edward Adamcik
                           VP of Operations


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INDEX TO EXHIBITS

EXHIBIT
NUMBER   DESCRIPTION
 4.1               Notice of Extension of Warrant Expiration Date
99.1               Press Release dated July 26, 2002